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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 1997

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

             (Exact name of registrant as specified in its charter)

                                 NORTH CAROLINA
                            (State of Organization)

                          333-3890-01                                                      56-1869557

                   (Commission File Number)                                     (IRS Employer Identification No.)

                3100 SMOKETREE COURT, SUITE 600                                               27604
                    RALEIGH, NORTH CAROLINA
                                                                                           (Zip Code)

           (Address of principal executive offices)

                                 (919) 872-4924

              (Registrant's telephone number, including area code)

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Item 5. The purpose of this filing is to set forth audited financial statements of certain businesses recently acquired by Highwoods/Forsyth Limited Partnership.

Item 7. Financial Statements and Exhibits

        (a)     Financial Statements of Businesses Acquired

        WINNERS CIRCLE
        --------------
          Report of Independent Auditors
          Statements of Revenue and Certain Expenses
          Notes to Statement of Revenue and Certain Expenses

        SHELTON PROPERTIES
        ------------------
          Report of Independent Auditors
          Combined Statement of Revenue and Certain Expenses
          Notes to Combined Statement of Revenue and Certain Expenses

        RIPARIUS PROPERTIES
        -------------------
          Report of Independent Auditors
          Combined Statements of Revenue and Certain Expenses
          Notes to Combined Statement of Revenue and Certain Expenses

        (b)     Pro Forma Information

        NONE

        (c)     Exhibits

         23     Consent of Independent Auditors

                           Audited Financial Statement

                                 Winners Circle

                          Year ended December 31, 1996
                       with Report of Independent Auditors

                                 Winners Circle

                           Audited Financial Statement

                          Year ended December 31, 1996



                                    Contents


Report of Independent Auditors................................................1

Audited Financial Statement

Statements of Revenue and Certain Expenses....................................2
Notes to Statement of Revenue and Certain Expenses............................3

                         Report of Independent Auditors



To the Board of Directors and Stockholders
Highwoods Properties, Inc.


We have audited the accompanying Statement of Revenue and Certain Expenses of Winners Circle as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of Winners Circle's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Highwoods Properties, Inc. and is not intended to be a complete presentation of Winners Circle's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Winners Circle for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP
-----------------------
Raleigh, North Carolina
January 16,  1998

                                 Winners Circle

                   Statements of Revenue and Certain Expenses



                                        Nine months ended      Year ended
                                       September 30, 1997   December 31, 1996
                                       ----------------------------------------
                                           (Unaudited)

Rental income                              $     956,650      $    1,246,984

Expenses:
   Utilities                                      99,842             144,760
   Real estate taxes                              68,708              91,611
   Repairs and maintenance                       109,365             135,967
   Insurance                                       2,715               3,318
   Other                                           2,596               5,278
                                       ----------------------------------------
Total expenses                                   283,226             380,934
                                       ========================================
Revenue in excess of certain expenses     $      673,424      $      866,050
                                       ========================================



See accompanying notes.

                                 Winners Circle

               Notes To Statement of Revenue and Certain Expenses

                                December 31, 1996



1. Basis of Presentation

Presented herein is the Statement of Revenue and Certain Expenses related to the operations of one commercial real estate property identified as the Winners Circle. Winners Circle is wholly-owned by Financial Enterprise III, an entity not affiliated with Highwoods Properties, Inc..

The accompanying financial statement is prepared in accordance with Rule 3-14 of Regulation S-X and thus is not necessarily representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred by Highwoods Properties, Inc. in the proposed future operations of the aforementioned property have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

2. Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide reimbursement of real estate taxes, insurance, advertising and certain common area maintenance (CAM) costs. These additional rents are recorded on the accrual basis. All rent and other receivables from tenants are due from commercial building tenants located in the properties.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

Interim Financial Data

The unaudited financial statements for the nine months ended September 30, 1997 include all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the revenues and certain operating expenses for such interim period. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of the results to be expected for the entire year ending December 31, 1997.

                                 Winners Circle

3. Leases

Winners Circle is being leased to tenants under operating leases that will expire over the next 7 years. The minimum rental amounts under the leases are either subject to scheduled fixed increases or adjustments based on the Consumer Price Index. Generally, the leases also require that the tenants reimburse Winners Circle for increases in certain costs above their base year costs.

Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1996 are as follows:

                         Total
                  --------------------
     1997              $ 1,259,855
     1998                1,178,852
     1999                  979,860
     2000                  502,175
     2001                  604,048
     Thereafter            835,922
                  ====================
                       $ 5,360,712
                  ====================

Two major tenants represented approximately 61% of the total rental income for the year ended December 31, 1996.

                      Audited Combined Financial Statement

                               Shelton Properties

                          Year ended December 31, 1996
                       with Report of Independent Auditors

                               Shelton Properties

                      Audited Combined Financial Statement

                          Year ended December 31, 1996



                                    Contents


Report of Independent Auditors................................................1

Audited Combined Financial Statement

Combined Statement of Revenue and Certain Expenses............................2
Notes to Combined Statement of Revenue and Certain Expenses...................3

                         Report of Independent Auditors



To the Board of Directors and Stockholders
Highwoods Properties, Inc.


We have audited the accompanying Combined Statement of Revenue and Certain Expenses of the Shelton Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of Shelton Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Highwoods Properties, Inc. and is not intended to be a complete presentation of the Shelton Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Shelton Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP
Raleigh, North Carolina
January 16,  1998

                               Shelton Properties

               Combined Statement of Revenue and Certain Expenses



                                           Nine months ended      Year ended
                                          September 30, 1997   December 31, 1996
                                          ----------------------------------------
                                              (Unaudited)
Rental income                             $       4,131,589   $       6,123,215

Expenses:
   Utilities                                        171,611             209,627
   Real estate taxes                                313,522             454,447
   Repairs and maintenance                          240,826             353,554
   Insurance                                         27,330              34,376
   Other                                             15,010              19,986
                                          ----------------------------------------
Total expenses                                      768,299           1,071,990
                                          ========================================
Revenue in excess of certain expenses     $       3,363,290   $       5,051,225
                                          ========================================

See accompanying notes.

                               Shelton Properties

           Notes To Combined Statement of Revenue and Certain Expenses

                                December 31, 1996



1. Basis of Presentation

Presented herein is the Combined Statement of Revenue and Certain Expenses related to the operations of eight commercial real estate properties under common management and ownership by the Shelton Companies identified as the Shelton Properties.

Shelton Properties is not a legal entity but rather a combination of the operations of certain real estate properties acquired by Highwoods Properties, Inc. The accompanying Combined Statement of Revenue and Certain Expenses includes the accounts of the following commercial real estate properties, each of which is under common management and ownership by the Shelton Companies. These properties are not affiliated with Highwoods Properties, Inc.:

                               Number of
               Property       Properties                 Owner                    Location
 -----------------------------------------------------------------------------------------------
 Consolidated Center I-II         2       Shelton Company                      Winston-Salem, NC
 Consolidated Center III-IV       2       Chedren Company                      Winston-Salem, NC
 Champion                         1       Chedren Company                      Winston-Salem, NC
 First Stratford                  1       First Stratford Limited Partnership  Winston-Salem, NC
 First Associates                 2       First Associates Limited Partnership Winston-Salem, NC

The owners listed in the table above all have a common partner or shareholder.

The accompanying financial statement is prepared in accordance with Rule 3-14 of Regulation S-X and thus is not necessarily representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred by Highwoods Properties, Inc. in the proposed future operations of the aforementioned properties have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

                               Shelton Properties

2. Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide reimbursement of real estate taxes, insurance, advertising and certain common area maintenance (CAM) costs. These additional rents are recorded on the accrual basis. All rent and other receivables from tenants are due from commercial building tenants located in the properties.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

Interim Financial Data

The unaudited financial statements for the nine months ended September 30, 1997 include all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the revenues and certain operating expenses for such interim period. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of the results to be expected for the entire year ending December 31, 1997.

3. Leases

The Shelton Properties are being leased to tenants under operating leases that will expire over the next 12 years. The minimum rental amounts under the leases are either subject to scheduled fixed increases or adjustments based on the Consumer Price Index. Generally, the leases also require that the tenants reimburse the Shelton Properties for increases in certain costs above their base year costs.

                               Shelton Properties

3. Leases (continued)

Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1996 are as follows:

                            Total
                     --------------------

     1997                 $ 5,619,366
     1998                   5,057,993
     1999                   5,001,076
     2000                   4,927,647
     2001                   4,460,975
     Thereafter            19,433,467
                     ====================
                         $ 44,500,524
                     ====================

Two major tenants represented approximately 50% of the total rental income for the year ended December 31, 1996.

4. Related Parties

Two affiliates of the Shelton Properties provide repairs and maintenance services for the properties. During 1996, approximately 40% of repairs and maintenance expense was incurred as a result of services provided by these two affiliates.

                      Audited Combined Financial Statement

                               Riparius Properties

                          Year ended December 31, 1996
                       with Report of Independent Auditors

                               Riparius Properties

                      Audited Combined Financial Statement

                          Year ended December 31, 1996



                                    Contents


Report of Independent Auditors................................................1

Audited Combined Financial Statement

Combined Statements of Revenue and Certain Expenses...........................2
Notes to Combined Statement of Revenue and Certain Expenses...................3

                         Report of Independent Auditors



To the Board of Directors and Stockholders
Highwoods Properties, Inc.


We have audited the accompanying Combined Statement of Revenue and Certain Expenses of the Riparius Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of Riparius Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Highwoods Properties, Inc. and is not intended to be a complete presentation of the Riparius Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Riparius Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP
Raleigh, North Carolina
January 16,  1998

                               Riparius Properties

               Combined Statements of Revenue and Certain Expenses


                                           Nine months ended      Year ended
                                          September 30, 1997   December 31, 1996
                                         ---------------------------------------
                                              (Unaudited)

Rental income                                $    4,410,755      $    5,555,257

Expenses:
   Utilities                                        292,613             413,486
   Real estate taxes                                262,151             356,676
   Repairs and maintenance                          233,745             477,000
   Insurance                                         34,304              29,034
   Other                                             19,897              26,246
                                          --------------------------------------
Total expenses                                      842,710           1,302,442
                                          ======================================
Revenue in excess of certain expenses        $    3,568,045      $    4,252,815
                                          ======================================

See accompanying notes.

                               Riparius Properties

           Notes To Combined Statement of Revenue and Certain Expenses

                                December 31, 1996



1. Basis of Presentation

Presented herein is the Combined Statement of Revenue and Certain Expenses related to the operations of five commercial real estate properties under common management and ownership by Riparius Development Corporation identified as the Riparius Properties.

Riparius Properties is not a legal entity but rather a combination of the operations of certain real estate properties acquired by Highwoods Properties, Inc. The accompanying Combined Statement of Revenue and Certain Expenses includes the accounts of the following commercial real estate properties, each of which is wholly-owned by a party not affiliated with Highwoods Properties,
Inc.:


                                        Number of
              Property                 Properties           Owner                          Location
------------------------------------------------------------------------------------------------------
The Atrium Building                        1       Riparius Development Corp.           Baltimore, MD
9690 Deereco Road LP                       1       Riparius Development Corp.           Baltimore, MD
Seven Crondall Associates LP               1       Riparius Development Corp.           Baltimore, MD
Eight Crondall Associated LP               1       Riparius Development Corp.           Baltimore, MD
Nine Crondall Associates LP                1       Riparius Development Corp.           Baltimore, MD

The accompanying financial statement is prepared in accordance with Rule 3-14 of Regulation S-X and thus is not necessarily representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred by Highwoods Properties, Inc. in the proposed future operations of the aforementioned properties have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

                               Riparius Properties

2. Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide reimbursement of real estate taxes, insurance, advertising and certain common area maintenance (CAM) costs. These additional rents are recorded on the accrual basis. All rent and other receivables from tenants are due from commercial building tenants located in the properties.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

Interim Financial Data

The unaudited financial statements for the nine months ended September 30, 1997 include all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the revenues and certain operating expenses for such interim period. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of the results to be expected for the entire year ending December 31, 1997.

3. Leases

The Riparius Properties are being leased to tenants under operating leases that will expire over the next 12 years. The minimum rental amounts under the leases are either subject to scheduled fixed increases or adjustments based on the Consumer Price Index. Generally, the leases also require that the tenants reimburse the Riparius Properties for increases in certain costs above their base year costs.

                               Riparius Properties

3. Leases (continued)

Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1996 are as follows:

                            Total
                     --------------------
     1997                 $ 5,900,586
     1998                   5,184,637
     1999                   4,365,487
     2000                   2,524,810
     2001                   1,847,349
     Thereafter             3,679,053
                     ====================
                         $ 23,501,922
                     ====================

Two major tenants represented approximately 37% of the total rental income for the year ended December 31, 1996.

4. Related Parties

Two affiliates lease space in the buildings of the Riparius Properties. During 1996, approximately 13% of rental income was earned as a result of rents paid by these two affiliates.